UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report:  February 24, 2005

LEE PHARMACEUTICALS

(Exact name of registrant as specified in its charter)

California	1-7335	95-2680312
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

1444 Santa Anita Avenue, South El Monte, California  91733

(Address of principal executive offices)

(626) 442-3141

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03                                       CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

                    On February 24, 2005, Lee Pharmaceuticals modified promissory notes with related parties whereby the maturity date of the notes was extended from January 1, 2005 until January 1, 2010.

ITEM 9.01                                       FINANCIAL STATEMENTS AND EXHIBITS.

             (c)  Exhibits.

Item	Description

10.1 thru 10.6

Promissory notes which were modified in February 2005, evidencing advances made to the Registrant (included as Exhibits 10.1 thru 10.6 to the Form 10-QSB for the quarter ended March 31, 2005 of Lee Pharmaceuticals and incorporated herein by reference).

SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE PHARMACEUTICALS

Date:	May 20, 2005	By:	RONALD G. LEE
RONALD G. LEE
PRESIDENT